EXHIBIT 10.53
















                            ON TRACK INNOVATIONS LTD.

                       NOTE AND WARRANT PURCHASE AGREEMENT



                                   Dated as of

                                September 8, 2003




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                       NOTE AND WARRANT PURCHASE AGREEMENT

         This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of September 8, 2003, by and among On Track Innovations Ltd., an Israeli company (the "Company"), and the other parties listed on Schedule 1 hereto (each a "Lender" and collectively, the "Lenders").

         WHEREAS, subject to the terms and conditions herein, the Lenders desire to acquire from the Company, and the Company desires to issue to the Lenders, Convertible Promissory Notes of the Company in the aggregate principal face amount of $999,000 and warrants to purchase Ordinary Shares of the Company, par value NIS 0.1 each (each, a "Share"), as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

1. PURCHASE AND SALE OF NOTES AND WARRANTS.

         1.1 Subject to the satisfaction of the terms and conditions described in Section 6 of this Agreement, at the Closing (as defined below) the Company agrees to sell to each Lender, and each Lender severally agrees to purchase from the Company, a Convertible Promissory Note in the form attached to this Agreement as Exhibit A (each, a "Note" and collectively, the "Notes") in the principal amount set forth opposite such Lender's name in the column labeled "Loan" on Schedule 1 hereto.

         1.2 Subject to the satisfaction of the terms and conditions described in Section 6 of this Agreement, at the Closing, the Company agrees to issue to each Lender:

         1.2.1 A warrant, in the form of Exhibit B-1 attached hereto, to acquire that number of Shares set forth opposite such Lender's name in the column labeled "Warrants" on Schedule 1 (each, a "Warrant" and collectively, "Warrants");

         1.2.2 A warrant, in the form of Exhibit B-2 attached hereto, to acquire that number of Shares set forth opposite such Lender's name in the column labeled "Payback Warrants" on Schedule 1 (each, a "Payback Warrant" and collectively, "Payback Warrants"). If the Payback Warrants have expired in accordance with their terms, they shall be of no further force or effect and will be returned to or as directed by the Company.

2. CLOSING.

         2.1 The purchase and sale of the Notes will take place at the offices of ZAG/S&W LLP, counsel to the Company, located at 1 Post Office Square, Boston, Massachusetts 02109 at 4:00 p.m., Eastern time, on the date that the conditions set forth in Section 6 are satisfied in full or waived by the appropriate party thereunder, or at such other place or different time or day as may be mutually acceptable to the Lenders and the Company (which time and place are referred to as the "Closing"). At the Closing, each Lender shall deliver to the Company payment in full for the Note to be purchased by such Lender in the amount set forth opposite such Lender's
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name  in the  column  labeled  "Loan"  on  Schedule  1,  via  wire  transfer  of immediately available funds or bank or cashier's check. At the Closing, the Company will deliver to each Lender a duly executed Note in the principal amount set forth opposite such Lender's name in the column labeled "Loan" on Schedule 1.

         2.2 The issuance of the Warrants and the Payback Warrants shall take place at the Closing. At the Closing, each Lender shall be delivered a Warrant to acquire that number of Shares set forth opposite such Lender's name in the column labeled "Warrants" on Schedule 1 and Payback Warrant to acquire that number of Shares set forth opposite such Lender's name in the column labeled "Payback Warrants" on Schedule 1.

3. USE OF PROCEEDS. The Company shall use the proceeds from the transactions contemplated hereby to enhance the general working capital of the Company.

4. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. To induce each of the Lenders to enter into this Agreement and to purchase the Notes, Warrants and Payback Warrants, the Company hereby represents and warrants to each Lender that, except as set forth on the Schedule of Exceptions attached hereto as Schedule 2 (the "Schedule of Exceptions"), which Schedule of Exceptions describes exceptions to these representations and warranties and is arranged in paragraphs corresponding to the numbered and lettered paragraphs in this Section 4:

         4.1 Organization. The Company is a corporation duly organized and validly existing and in good standing under the laws of Israel, and has the corporate power to own its properties and to carry on its business as now being conducted and as currently proposed to be conducted as set forth in its most recent 20-F filed with the Securities and Exchange Commission (the "SEC") (the "Exchange Act Documents"). The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure so to qualify would not have a materially adverse effect on its business or financial condition. The Company has the corporate power and authority to execute, deliver and perform each of the Transaction Documents (as defined below) to which it is a party. The execution, delivery and performance of this Agreement and all Exhibits hereto (the "Transaction Documents") have been duly authorized by the Company.

         4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents, all of which have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except (i) as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws,
(ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes, the Warrants and the Payback Warrants being purchased by the Lenders hereunder and the Shares convertible or issuable (as the case may be) pursuant to the Notes, Warrants or the Payback Warrants (as the case may be), will,

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upon conversion or issuance (as the case may be) and payment  therefor  pursuant to the terms hereof and thereof, be duly authorized, validly issued, fully-paid and nonassessable.

         4.3 Non-Contravention. The execution and delivery of the Transaction Documents, the conversion, issuance and sale of the Notes, the Warrants and the Payback Warrants under the Agreements and the Shares convertible or issuable (as the case may be) under the Notes, Warrants or the Payback Warrants in accordance with their terms, the fulfillment of the terms of the Agreement, the Note the Warrants and the Payback Warrants and the consummation of the transactions contemplated thereby do not and will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any agreement or instrument of the Company or any of its subsidiaries, including as have been filed or incorporated by reference as an exhibit to the Exchange Act Documents, (ii) the Articles of Association, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its subsidiaries, or (iv) the rules and regulations of the Nasdaq Stock Market or any other stock market or trading facility on which the Ordinary Shares are listed for trading, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have (A) a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its subsidiaries (taken as a whole) (a "Material Adverse Effect"), or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or Israel or any other person is required for the execution and delivery of the Agreements, the Notes, the Warrants and the Payback Warrants in accordance with their terms, and the valid issuance and sale of the Shares, Warrants and Payback Warrants to be sold pursuant to the Agreements, and the valid conversion or issuance of the Shares under the Notes, Warrants or the Payback Warrants (as the case may be), in accordance with their terms, other than such as have been made or obtained, except for (a) the filing of one or more Registration Statements in accordance with the Registration Rights Agreement, (b) the filing of a Form D under the Securities Act, (c) necessary state law securities filings permitted to be delivered post Closing and (d) approvals (if any) of the transactions contemplated by this Agreement under the rules and regulations of the Nasdaq Stock Market.

         4.4 Capitalization. The authorized share capital of the Company consists of 5,000,000 shares, all of which are Ordinary Shares, par value NIS
0.1 per share, of which 2,715,526 shares are issued and outstanding. The Schedule of Exceptions sets forth the Company's complete capitalization chart on a fully diluted basis as of the date of this Agreement, including all outstanding share options, share purchase warrants and any other rights to acquire shares of the Company. Except as set forth in the Schedule of Exceptions, there are no material outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of the Company or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any share capital of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting

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the  foregoing,  no preemptive  right,  co-sale  right,  right of first refusal, registration right, or other similar right exists with respect to the Notes, the Warrants, the Payback Warrants or the Shares issuable upon conversion of the Notes or the exercise of Warrants or the Payback Warrants (as the case may be) or the issuance and sale thereof, other than as provided in the Transaction Documents. Except as set forth in the Transaction Documents, no further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Notes, the Warrants and the Warrant Shares (pursuant to their terms). Except as disclosed in the Schedule of Exceptions, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Shares to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.

         4.5 Legal Proceedings. Except as disclosed in the Schedule of Exceptions, there is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject.

         4.6 No Violations. The Company is not in violation of its Articles of Association, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would have a Material Adverse Effect.

         4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, to the Company's best knowledge, it has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Exchange Act Documents, except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

         4.8 Intellectual Property. The Company, either directly or through its subsidiaries, owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents, except where the failure to currently own or possess would not have a Material Adverse Effect,
(ii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.

         4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC and except as disclosed in the filing the Company made in connection with such unaudited statements, if any.

         4.10 No Material Adverse Change. Since June 30, 2003, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the share capital of the Company, or (v) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

         4.11 Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that neither it nor any person acting on its behalf has provided the Lenders with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Lenders will rely on the foregoing representations in effecting transactions in securities of the Company.

         4.12 NASDAQ Compliance. The Company's Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. Small-Cap Market (the "Nasdaq Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Company's Ordinary Shares under the Securities and Exchange Act of 1934 as amended (the "Exchange Act"), or de-listing the Company's Ordinary Shares from the Nasdaq Market, nor has the Company received any notification that the SEC or the Nasdaq Stock Market is currently contemplating terminating such registration or that the Company is in violation of any of the rules or regulations of the Nasdaq Stock Market.

         4.13 Reporting Status. To the Company's best knowledge, the Company has filed in a timely manner all documents that the Company is required to file under the Exchange Act as a foreign private issuer. As of their respective dates, the Exchange Act Documents complied in all

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material  respects with the  requirements of the Securities Act and the Exchange
Act and the rules and regulations of the SEC promulgated thereunder, and none of the Exchange Act Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.14 Listing. The Company shall comply with all requirements of the Nasdaq Stock Market with respect to the issuance of the Notes, the Warrant, the Payback Warrants and the Shares convertible or issuable under the Notes, the Warrants or the Payback Warrants (as the case may be), and the listing of the Shares convertible or issuable under the Notes, the Warrants or the Payback Warrants (as the case may be).

         4.15 No Manipulation of Shares. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares or the exercise of the Payback Warrants (if any).

         4.16 "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Notes, the Warrants and the Payback Warrants (and the exercise of such warrants) will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         4.17 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) that is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         4.18 Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

         4.19 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency that has been or might reasonably be asserted or threatened against it which would have a Material Adverse Effect.

         4.20 Transfer Taxes. On the Closing Date, all taxes (other than income taxes) which are required to be paid in connection with the sale and issuance of the Notes, the Warrants and the Payback Warrants to be sold to the Lenders hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with. Upon the issuance of the Shares pursuant to the Notes, Warrants or Payback Warrants (as the case may be), all stamp duty or other taxes (other than income taxes) that are required to be paid in connection therewith will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         4.21 Private Offering. Assuming the correctness of the representations and warranties of the Lenders set forth in Section 5 hereof, the offer and sale of Notes, the Warrants and the Payback Warrants hereunder is and, upon the conversion of the Notes or the exercise of the Warrants or the Payback Warrants (as the case may be), the issuance of the Shares will be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Company has not distributed and will not distribute prior to the Closing any offering material in connection with this offering and sale of the Notes, Warrants and the Payback Warrants other than the documents of which this Agreement is a part or and filing by the Company required under the Exchange Act. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Notes, Warrants and Payback Warrants as contemplated by this Agreement, or the issuance of the Shares pursuant to the Notes, Warrants or the Payback Warrants, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 3 or
Section  4 of the  Securities  Act.  Except  as set  forth  in the  Schedule  of
Exceptions,   the  Company  will  not  conduct  any  offering   other  than  the
transactions contemplated hereby that it believes, upon consultation with its securities counsel, will be integrated with the offer or issuance of the securities issuable under the Transaction Documents, provided, however, that this provision set forth in this sentence shall not apply if such proposed offering has been approved by the Shareholders of the Company and as a result, neither the transaction contemplated by this Agreement nor the proposed transaction will violate the rules of the Nasdaq Stock Market (including Rule 4350 thereof).

         4.22 Disclosure Controls and Procedures; Internal Controls. At all times since first required by all applicable Exchange Act rules, the Company's has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Form 20-F, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within ninety (90) days prior to the filing date of its most recent Form 20-F for which such evaluation was required by applicable Exchange Act rules, as the case may be (each such date, the "Evaluation Date"). The Company presented in such Form 20-F, as the case may be, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the most recent Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is used in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         4.23 Transactions With Affiliates. None of the current officers or directors of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

5. REPRESENTATIONS OF THE LENDERS. Each of the Lenders severally represents to the Company that:

         5.1 Enforceability. If a Lender is a corporation, partnership, limited liability company, trust or other entity, (i) it is authorized and qualified and has full right and power to become a Lender to and Investors in the Company, and is authorized to purchase the Notes, Warrants and Payback Warrants and the Shares convertible and exercisable thereunder and to perform its obligations pursuant to the provisions hereof, (ii) the person signing the Transaction Documents, to which such Lender is a party and any other instrument executed and delivered herewith on behalf of such Lender has been duly authorized by such entity and has full power and authority to do so, and (iii) such Lender has not been formed for the specific purpose of acquiring an interest in the Company, unless each owner of such Lender is an accredited investor under Regulation D of the SEC under the 1933 Act.

         5.2 Restrictions on Transferability.

                  5.2.1 Such Lender understands that the Notes, Warrants and Payback Warrants and the Shares issuable upon conversion of the Notes and exercise of the Warrants or the Payback Warrants (as the case may be) have not yet been registered under the Securities Act, or under the laws of any other jurisdiction. Each Lender understands and agrees that the Notes, Warrants and Payback Warrants and the Shares issuable upon conversion of the Notes and the exercise of the Warrants or the Payback Warrants (as the case may be) must be held indefinitely unless they are subsequently registered under the Securities Act and, where required, under the laws of other jurisdictions or unless an exemption from registration is available.

                  5.2.2 Such Lender acknowledges and agrees that the certificate representing the Notes, the Warrants, the Payback Warrants and the Shares convertible or exercisable thereunder shall bear a restrictive legend as counsel to the Company may determine is necessary or appropriate under applicable securities laws substantially to the effect of the following:

                  The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged or hypothecated unless subsequently registered under said Securities Act or an exemption from registration is available.

         5.3 Investment Purposes. The Notes, the Warrants and the Payback Warrants are being acquired solely for the such Lender's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition, except as set forth in the Transaction Documents.

         5.4 Information and Advice.

                  5.4.1 Such Lender has carefully reviewed and understands the risks of a purchase of the Notes, Warrants, Payback Warrants and the Shares convertible and exercisable thereunder. In connection with such Lender's investment in the Company, it has obtained the advice of its own investment advisors, counsel and accountants (the "Advisors"). It and the Advisors have been furnished all materials relating to the Company or the offering of Notes, Warrants, Payback Warrants and the Shares convertible and exercisable thereunder (the "Offering") that it and its Advisors have requested. Such Lender and its Advisors have been afforded the opportunity to ask questions of the Company concerning the terms and conditions of the Offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth about the Notes, Warrants, Payback Warrants and the Shares.

                  5.4.2 The Company has answered all inquiries that such Lender and its Advisors have made concerning the Company or any other matters relating to the creation and operations of the Company and the terms and conditions of the Offering. The foregoing, however, does not limit the representations and warranties of the Company under Section 4 hereof or the right of the Lenders to rely thereon.

         5.5 Sophistication and Risk.

                  5.5.1 It has such knowledge and experience in financial and business matters that it is capable of evaluating, and has evaluated, the merits and risks of the Offering. By reason of the its business or financial experience, it has the capacity to protect its interests in connection with an investment in the Company.

                  5.5.2 Such Lender understands that no federal or state agency has passed upon the Notes or Warrants or Payback Warrants or made any finding or determination as to the fairness of the transactions contemplated in the Transaction Documents.

                  5.5.3 Such Lender understands that the Notes, the Warrants and the Payback Warrants are speculative investments which involve a high degree of risk, including the risk that such Lender might lose its entire amount loaned or invested in the Company, as the case may be.

                  5.5.4 Such Lender understands that any federal income tax benefits that may be available to such Lender may be lost through adoption of new laws, amendments to existing laws or regulations, or changes in the interpretation of existing laws and regulations.

                  5.5.5 It has the financial ability to bear the economic risk of its loan to and investment in the Company and has adequate net worth and means of providing for the Lender's current needs and contingencies to sustain a complete loss of the Lender's investment and has no need for liquidity in the Lender's loan to and investment in the Company.

                  5.5.6 It is an "accredited investor," as that term is defined in Rule 501 of Regulation D under the 1933 Act. The information provided by it in the Investor Suitability Questionnaire and the Transaction Documents delivered by the such Lender to the Company is incorporated herein by reference and made a part hereof, and such Lender represents and warrants that such information is true and complete and fairly reflects the current financial condition and affairs of the undersigned.

         5.6 Jurisdiction. The only jurisdiction in which an offer to sell the Notes, Warrants, Payback Warrants and the Shares convertible or issuable thereunder was made to such Lender is the jurisdiction in which such residence or principal place of business is situated. Such Lender has no present intention of becoming a resident of (or moving its principal place of business to) any other state or jurisdiction.

         5.7 No solicitation. At no time was such Lender presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation concerning the Offering.

         5.8 NASD Rules. It is not registered as a broker-dealer under the Exchange Act.

         5.9 Further Indebtedness. Such Lender acknowledge that no provision of this Agreement or of any other Transaction Document executed and delivered by the Company in connection with this Agreement restricts, or shall be construed to restrict, in any way the ability of the Company to incur indebtedness or to issue share capital or other equity securities (or securities convertible into equity securities) of the Company or to grant liens on its property and assets.

6. CONDITIONS OF EACH LENDER'S OBLIGATION AT THE CLOSING. The obligation of each Lender to purchase its respective Note, Warrant and Payback Warrant at the Closing is subject to the fulfillment or waiver by such Lender prior to or on the date of the Closing (the "Closing Date") of the conditions set forth in this
Section 6. In the event that any such condition is not satisfied to the satisfaction of a Lender, then such non-satisfied Lender shall not be obligated to proceed with the purchase of such securities.

         6.1 Representations and Warranties. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the Closing, with the same effect as though made on and as of such date.

         6.2 Compliance with Agreements. The Company shall have performed and complied in all respects with all agreements or conditions required by this Agreement and the Transaction Documents to be performed and complied with by it prior to or as of the Closing.

         6.3 Qualification under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to the Lenders at the Closing shall have been obtained or will be obtained by the Company in compliance with such laws.

         6.4 Registration Rights Agreement. As of the Closing, the Registration Right Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement") shall have been executed and delivered by the Company.

         6.5 Voting Undertaking. As of the Closing, the Voting Undertaking in the form attached hereto as Exhibit D shall have been executed and delivered by Oded Bashan and Ronnie Gilboa (the "Voting Undertaking").

         6.6 Nasdaq Approvals. The Lenders (and their counsel) and the Company (and their counsel), shall have received a reasonably satisfactory statement via telephone of an appropriate official of the Nasdaq Stock Market stating, in substance, that the Nasdaq Stock Market will not object, as contrary to Rule 4350 (including official Nasdaq Stock Market interpretations) or other Nasdaq rules and regulations relating to the listing of securities, to the listing of the Ordinary Shares issuable upon conversion of the Notes and upon exercise of the Warrants and Payback Warrants, in the manner set forth in the Transaction Documents.

         6.7 The Ordinary Shares shall not have been suspended from trading at any time prior to the Closing Date from the Nasdaq SmallCap Market.

         6.8 No events or circumstances shall have occurred prior to the Closing Date that would, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

7. CONDITIONS OF THE COMPANY'S OBLIGATION AT THE CLOSING. The obligation of the Company to issue to the Lenders the Notes, Warrants and Payback Warrants at the Closing is subject to the fulfillment or waiver by the Company prior to or on the Closing of the conditions set forth in this Section 7. In the event that any such condition is not satisfied to the satisfaction of the Company, then the Company shall not be obligated to proceed with the sale of the securities under this Agreement.

         7.1 Representations and Warranties. The representations and warranties of all Lenders under this Agreement shall be true in all material respects as of the Closing Date, with the same effect as though made on and as of such date.

         7.2 Compliance with Agreements. All Lenders shall have performed and complied in all respects with all agreements or conditions required by this Agreement and the Transaction Documents to be performed and complied with by it prior to or as of the Closing.

         7.3 Registration Rights Agreement. As of the Closing, the Registration Rights Agreement shall have been executed and delivered by all the Lenders.

         7.4 Voting Agreement. Each Lender shall have executed and delivered to Oded Bashan a Proxy in the form attached hereto as Exhibit E.

8. AFFIRMATIVE COVENANTS OF THE COMPANY.

         8.1 Shareholders Meeting. The Company shall, within twenty-one (21) days after the Closing Date, convene a shareholders meeting, which will take place no later than sixty (60) days from the Closing Date, or if such period is legally impracticable, as soon as practicable thereafter, for, among other things, the performance of the Transaction Documents and for the issuance to the Lenders of the securities issuable thereunder, and any actions related thereto. If the shareholders shall not provide such approval at the said shareholders' meeting, the Company shall use commercially reasonable efforts to obtain the necessary vote until the Maturity Date of the Notes (as defined therein).

         8.2 Not later than the 14th day following the date of this Agreement, the Company shall prepare and deliver to the Nasdaq Stock Market a letter requesting guidance on whether a vote of the Company's shareholders as described in Section 8.1 above is required in order to complete the transactions contemplated by the Transaction Documents in accordance with the rules and regulations of the Nasdaq Stock Market.

         8.3 After the Closing, the Company shall use its commercially reasonable efforts to cause the Shares convertible or exercisable under the Notes, the Warrants or the Payback Warrants to be listed for trading on the Nasdaq Small Cap Market.

         8.4 After the Closing, the Company shall use its commercially reasonable efforts to cause the Shares convertible or exercisable under the Notes, the Warrants or the Payback Warrants to be listed for trading on the Nasdaq Small Cap Market.

         8.5 As long as any Lender owns any securities issuable hereunder, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. If the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Lenders and make publicly available in accordance with Rule 144(c) such information as is required for the Lenders to sell such securities under Rule 144.

         8.6 The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Lender or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Lender shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Lender shall be relying on the foregoing representations in effecting transactions in securities of the Company.

9. MISCELLANEOUS.

         9.1 Waivers, Amendments and Approvals. In each case in which approval of the Lenders is required by the terms of this Agreement, such requirement shall be satisfied by a vote or the written action of a majority of the Shares issuable upon conversion of the Notes (the "Majority in Interest of the Lenders"). With the written consent of Majority in Interest of the

Lenders, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) or the Company and the Lenders may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any other Transaction Document. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given to the record holders of the Notes who have not previously consented thereto in writing.

         9.2 Oral Changes, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 9.1.

         9.3 Notice. Any notice that is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, facsimile, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or three (3) business days after being sent by internationally overnight delivery providing receipt of delivery, to the following addresses: if to the Company, On Track Innovations Ltd., P.O.B 32, Rosh Pina, Israel, 12000, attn. Oded Bashan, facsimile: (972) 4 6868-000, with a copy to ZAG/S&W LLP, 1 Post Office Square, Boston, MA 02109, attn. Audrey M. Roth, Esq., facsimile: (617) 338-2880; or at any other address designated by the Company, to the Lenders; if to a Lender, to its address listed on Schedule 1 or at any other address designated by the Lender to the Company in writing.

         (a) Copies of all correspondence to the Lenders shall be delivered to

                  Eric L. Cohen, Esq.
                  Bryan Cave LLP
                  1290 Avenue of the Americas
                  New York, NY  10104
                  Facsimile No.: (212) 541-1432


         9.4 Survival of Representations and Warranties. All representations and warranties, contained herein or in any Transaction Document shall survive after the execution and delivery of this Agreement or such certificate or document, as the case may be, for a period of 24 months from the date hereof. All covenants and agreements in any Transaction Documents shall survive in accordance with its terms.

         9.5 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this

Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

         9.6 Other Remedies. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         9.7 Entire Agreement. This Agreement, the Transaction Documents and other documents referenced therein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto, including without limitation the August 26, 2003 term sheet. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

         9.8 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         9.9 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon and be enforceable by the respective heirs, successors and assigns of the parties hereto, including the holder or holders from time to time of any of the Shares issued upon conversion of the Notes or exercise of the Warrants or the Payback Warrants (as the case may be).

         9.10 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without regard to conflict of laws provisions. Each party agrees that all actions, claims, suits, investigations or proceedings (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (each a "Proceeding" and, collectively, the "Proceedings") concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         9.11 Counterparts.  This Agreement may be executed  concurrently in two
(2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.12 Legal Fees. The Company shall bear its own expenses incurred with respect to the transactions set forth herein and shall pay $5,000 of the legal fees and expenses of the lead Lender.

         9.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Lender under any Transaction Document are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Lender pursuant thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Lender shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and (except with respect to actions independently taken as required by a Majority-in-Interest) it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.


                   (Balance of page intentionally left blank.)

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.



ON TRACK INNOVATIONS LTD.

By: /s/ Oded Bashan
     Name: Oded Bashan
     Title: CEO, Chairman and President


PLATINUM PARTNERS VALUE ARBITRAGE FUND          PLATINUM GLOBAL MACRO FUND

By: /s/ Frank Giorgie                           By: /s/ Frank Giorgie
     Name: Frank Giorgie                            Name: Frank Giorgie
     Title: CFO                                     Title: CFO


WEST END CONVERTIBLE FUND L.P.                  WEC PARTNERS LLC

By: /s/ Ethan Benovitz                          By: /s/ Ethan Benovitz
     Name: Ethan Benovitz                           Name: Ethan Benovitz
     Title: Managing Member                         Title: Managing Member


MICHAEL H. WEISS

/s/ MICHAEL H. WEISS


                                               Schedule 1

LENDERS AND ADDRESS                      LOAN                     WARRANTS               PAYBACK
                                                                                         WARRANTS

PLATINUM PARTNERS VALUE ARBITRAGE FUND   $500,000                 90,000                  235,294
c/o Platinum Partners LLC
152 West 57th Street
54th Floor
New York, New York 10019
Tel. 212-581-0500 Fax. 212-581-0002

PLATINUM GLOBAL MACRO FUND               $250,000                 45,090                  117,647
c/o Platinum Partners LLC
152 West 57th Street
54th Floor
New York, New York 10019
Tel. 212-581-0500 Fax. 212-581-0002

WEST END CONVERTIBLE FUND L.P.            $75,000                 13,500                   35,294
c/o WEC Partners LLC
145 Huguenot Street
Suite 404
New Rochelle, NY 10801
Tel. 914-831-9950
Fax. 914-632-9797

WEC PARTNERS LLC                          $75,000                 13,500                   35,294
145 Huguenot Street
Suite 404
New Rochelle, NY 10801
Tel. 914-831-9950
Fax. 914-632-9797

MICHAEL H. WEISS                          $99,000                 17,820                   46,588
25 Briarwood Lane
Lawrence, NY 11559
Tel. 516-569-7492
Fax. 516-569-7492

                              SCHEDULE OF EXCEPTION

The Schedule of Exceptions has been omitted and will be furnished to the Securities and Exchange Commission upon request.

                                    EXHIBIT A
                           CONVERTIBLE PROMISSORY NOTE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                            ON TRACK INNOVATIONS LTD.

                           CONVERTIBLE PROMISSORY NOTE

$------------                                                  September 8, 2003

         FOR VALUE RECEIVED, On Track Innovations Ltd., an Israeli company (the "Company"), promises to pay to the order of ___________________, its successors and assigns (the "Holder"), at the address set forth on Annex 1 hereto, or at such other place designated at any time by the Holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________________ Dollars ($___________), together with interest thereon as set forth in this  Convertible  Promissory  Note (this "Note").  This
Note is one of a series of Notes issued pursuant to the Note and Warrant Purchase Agreement dated as the date hereof (to which a form of this Note is attached as Exhibit A) (the "Purchase Agreement"), which are collectively referred to as the "Notes."

         1. Definitions. For the purposes of this Note, the following terms shall have the definitions set forth below:

         (a) "Acquisition Transaction" means the occurrence of any one of the following (exclusive of any transfer or assignment by the Holder to any affiliate of the Holder): (i) any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation; (ii) any sale, lease, exclusive license, transfer or conveyance to another entity or person of all or substantially all of the assets of the Company or a liquidation of the Company; (iii) any statutory exchange of securities with another entity (except where the Company is the acquiring entity); (iv) the acquisition of ownership by any person or group (except as a result of one or more private placement financings) of more than 50% of the Company's voting shares (whether or not approved by the Company's Board of Directors) after the date hereof (whether or not such acquisition is by the Company or its existing shareholders);
                  (v) the "Continuity Directors" (as defined below) cease to constitute a majority of the Company's Board of Directors; or
                  (vi) any other change of control (except as a result of one or more private placement financings) that would be required by the Securities and Exchange Commission to be reported by the Company, including successive series of such transactions. The term "Continuity Directors" includes any individuals who are members of the Company's Board of Directors as of the date hereof and any individual who subsequently becomes a member of the Company's Board of Directors whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the Continuity Directors.

         (b)      "Approvals"   means   either   (A)(i)  the   approval  of  the
                  shareholders of the Company pursuant to Israeli law and the NASDAQ Rules of the transaction pursuant to which this Note is issued, together with (ii) any other approvals and consents under any and all applicable laws, rules and regulation, all of which are required to allow the lawful conversion of all the Notes issued under the Purchase Agreement into Shares (as defined below) and the exercisability of all the Warrants issued under the Purchase Agreement; or (B)(i) the receipt of written confirmation from the Nasdaq Stock Market to the effect that the approval of the shareholders of the Company is not required in order for the Company to issue the Notes and Warrants or to honor exercises of the Warrants and conversions of the Notes) and (ii) the expiration of the 15 day notice period for the listing of the Shares pursuant to the rules of the Nasdaq Stock Market. In the event the Company obtains the Approvals, it shall forthwith provide a notice with respect thereto to the Holder.

         (c) "Conversion Price" shall mean $2.75 per Share (subject to equitable adjustment for any share splits, share dividends, recapitalizations, or the like with respect to the Shares prior to the date of the conversion of this Note pursuant to
                  Section 6 hereof).

         (d) "Shares" means the Ordinary Shares of the Company, par value NIS 0.1 per share.

         2. Maturity. The entire outstanding principal balance hereof, together with all accrued and unpaid interest thereon (the "Note Amount"), shall be due and payable at 5:00 P.M., Israel time, on May 8, 2004 (the "Maturity Date"), unless the Note Amount has been automatically converted pursuant to the provisions of Section 6 below.

         3. Interest. This Note shall bear interest on the outstanding principal amount at four percent (4%) per annum from the date of this Note until the date that this Note is paid in full.

         4. No Security. This Note is not secured by a security interest.

         5. No Prepayment. This Note may not be prepaid by the Company prior to the Maturity Date without the written consent of a Majority in Interest of the Lenders, as such term is defined in the Purchase Agreement (the "Majority Interest"). Any payments made by the Company with regard to any of the Notes will be made simultaneously with regard to all of the Notes in an amount prorated among the Notes in proportion to the principal amounts of each of the Notes and shall be first applied to accrued but unpaid interest and then to the principal amounts due.

         6. Automatic Conversion.

         (a) On the date that the Approvals are obtained by the Company, the Note shall be converted into that number of whole Shares as is equal to the quotient of which is

                  (x) the Note Amount divided by (y) the Conversion Price. Any remainder shall be paid by check to the Holder.

         (b) Concurrently with its receipt of the Shares issuable upon such conversion, the Holder shall surrender this Note in exchange for share certificates representing the appropriate number of Shares. The number of such Shares shall be rounded down to the nearest whole number, such that no fractional shares shall be issued.

         7. Events of Default and Acceleration. Upon notice to the Company of the occurrence of any of the following events of default (each, an "Event of Default") by a Majority Interest, any part or all of the Note Amount due to the Holder hereunder shall become immediately due and payable; provided, however, that the occurrence of any event described in paragraphs (d), (e), (f) and (h) below shall be an automatic Events of Default and shall not require the delivery of any notice:

         (a) the Company fails to make the payment of principal or interest under this Note when the same becomes due and payable on the Maturity Date; or

         (b) any representation or warranty set forth in the Note and Warrant Purchase Agreement, shall be untrue in any material respect on the date as of which the facts set forth are stated or certified; or

         (c) the Company violates any material provision of the Note and Warrant Purchase Agreement; or

         (d) the Company shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or the
                  Company shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for itself or any of its property, or make a general assignment composition, or similar device for the benefit of its creditors; or a trustee, receiver or other custodian shall otherwise be appointed for the Company or any of its assets; an attachment or receivership of assets or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be commenced by or against the Company; or the Company shall take any corporate action to authorize, or in furtherance of, any of the foregoing.

         (e) the Company shall enter into or there shall have occurred any Acquisition Transaction; or

         (f) there shall occur any Event of Default under any other Convertible Promissory Note of the Series to which this Note is a part; or

         (g) the Company's Ordinary Shares are suspended from trading on, or delisted from, the Nasdaq Stock Market for more than three business days; or

         (h) the Nasdaq Stock Market notifies the Company that the transactions under which this Note was issued violate the rules and regulations of the Nasdaq Stock Market or the Securities and Exchange Commission notifies the Company that the offer or issuance of this Note violates any provision of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder; or

         8. Remedies. The remedies of the Holder as provided herein shall be cumulative and concurrent with all other remedies provided by law or in equity and may be pursued singly, successively or together at the sole direction of the Holder and may be exercised as often as occasion therefor shall arise. No act or omission or commission by the Holder, including, specifically, any failure to exercise any right, remedy or recourse, shall be deemed a waiver or release of the same, such waiver or release to be effective only as set forth in a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

         9. Waiver, Consent and Enforcement.

         (a) All payments by the Company under this Note shall be made without setoff, defense or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

         (b) No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

         (c) The Company hereby represents and warrants that the issue and performance of this Note by the Company has been duly authorized by all necessary action on the part of the Company, and that this Note constitutes the legal obligation of the Company, binding upon the Company in accordance with its terms.

         10. Governing Law. This Note shall be construed in accordance with and governed by the internal laws of the State of New York, without regard to conflict of laws provisions. Each party agrees that all legal proceedings concerning this Note shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York
Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for any such legal proceeding, and hereby irrevocably waives, and agrees not to assert in any such legal proceeding, any claim that it is not personally subject to the jurisdiction of any New York
Court or that a New York Court is an inconvenient forum for such legal proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such legal proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Each of the Company, and the Holder by its acceptance of this Note, hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding. The prevailing party in a legal proceeding concerning this Note shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such legal proceeding.

         11. No Conversion upon Registration. Subject to the Holder's rights under Section 6, neither the filing of the registration statement covering the Shares issuable upon conversion of this Note nor the effectiveness of such registration statement shall be interpreted to permit the conversion of the Note in the absence of the Approvals.

         12. Miscellaneous Provisions.

         (a) This Note shall be binding upon the successors and assigns of the Company and inure to the benefit of the Holder, its successors, endorsees and assigns. If any term or provision of this Note is deemed invalid, the validity of all other terms and provisions hereof shall in no way be affected thereby. This Note may not be changed orally, but only by a written agreement signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         (b) The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Ordinary Shares, solely for the purpose of enabling it to issue Shares as required hereunder, the number of Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect
                  of) this entire Note, free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company covenants that all Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         (c) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

         13. Notice. Any notice that is required or provided to be given under this Note shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, facsimile, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or three (3) business days after being sent by internationally overnight delivery, to the following addresses: if to the Company, On Track Innovations Ltd., P.O.B 32, Rosh Pina, Israel, 12000, attn. Oded Bashan, facsimile: (972) 4 6868-000, with a copy to ZAG/S&W LLP, 1 Post Office Square, Boston, MA 02109, attn. Audrey M. Roth, Esq., facsimile: (617) 338-2880; or at any other address designated by the Company, to Holder; if to Holder, to the address for notice set forth on Annex A to this Note, or at any other address designated by Holder to the Company in writing.

         IN WITNESS WHEREOF, the Company has signed this Note as of the date written above.

                                      ON TRACK INNOVATIONS LTD.



                                      By: _________________________
                                          Name:  __________________
                                          Title: __________________

Agreed and Accepted:

By: __________________________
     Name:  __________________
     Title: __________________

                                                                     Annex A

Holder's Address for Notice:

                                   EXHIBIT B-1
                                 FORM OF WARRANT

                       WARRANT TO PURCHASE ORDINARY SHARES
                                       OF
                            ON TRACK INNOVATIONS LTD.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE PROVISIONS OF A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 8, 2003, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Warrant No. ___                                               September 8, 2003

         On Track Innovations, Ltd., an Israeli company (the "Company"), hereby certifies that, for value received and pursuant to the Note and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company and the Lenders named therein (the "Purchase Agreement"), _____________________ (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the "Holder"), is entitled, subject to the terms and conditions set forth in this warrant (this "Warrant"), to purchase from the Company, at any time or times on or after the Exercisability Date (as defined in Section 5.14 below), but not after the earlier of: (i) 5:00 P.M., Israel time on the fifth anniversary of the Exercisability Date, or (ii) the occurrence of an Acquisition Transaction (as defined in the Convertible Promissory Notes issued pursuant to the Purchase Agreement), (the "Expiration Date"), __________ duly authorized, validly issued, fully paid, nonassessable Ordinary Shares (as defined below) (the "Warrant Shares"), which shall be adjusted or readjusted from time to time as provided in this Warrant, at an initial purchase price per share equal to $5.75 (the "Initial Warrant Price"), which shall be adjusted or readjusted from time to time as provided in this Warrant (as adjusted, the "Warrant Price").

         Notwithstanding anything to the contrary herein, if the Approvals (as defined in the Convertible Promissory Notes issued pursuant to the Purchase Agreement), shall not be obtained by May 8, 2004, this Warrant shall not be exercisable at all and shall expire immediately.

         This Warrant is one of the warrants to purchase Ordinary Shares (collectively, the "Warrants" such term to include any warrants issued in substitution therefor) issued pursuant to the Purchase Agreement, and the holders of the Warrants shall be collectively referred to herein as the "Holders". The Warrants evidence rights to purchase an aggregate of ________ of the Company's ordinary shares, par value NIS 0.1 per share (each, an "Ordinary Share"), subject to adjustment as provided herein and therein. All capitalized terms used herein and not otherwise defined herein, either within the text in which it first appears or in Section 5.14, shall have the meanings set forth in the Purchase Agreement.

Section 1. EXERCISE; EXCHANGE OF WARRANT

         1.1. Manner of Exercise; Exchange.

              (a) Exercise. The Holder may exercise this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date, by
(i) delivering to the Company a written notice, in the form attached hereto as Schedule A (the "Exercise Notice"), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss and indemnification undertaking duly executed by the Holder), and (iii) unless the Holder is exercising its cashless exercise option pursuant to the terms hereof, by tendering payment for the shares of Ordinary Shares designated by the Exercise Notice in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or by wire transfer of immediately available funds, or in any combination thereof, of an amount equal to the product of (A) the Warrant Price and (B) the number of Warrant Shares (without giving effect to any adjustment thereof) as to which this Warrant is being exercised.

         1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall be deemed to have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Ordinary Shares shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

         1.3. Delivery of Share Certificates Upon Exercise. As soon as practicable after exercise of this Warrant in accordance with this Section 1, but in no event later than ten (10) Business Days (as defined below) after such exercise, the Company shall at its expense, cause to be issued in the name of and delivered to the Holder or, subject to Section 5 of this Warrant, as the Holder may direct: (a) a certificate or certificates for the number of Warrant Shares, determined as provided in Section 2 of this Warrant, to which the Holder shall be entitled upon such exercise and, (b) unless this Warrant has expired or has been exercised in full, a new Warrant (or Warrants) substantially in the form of, and on the terms in, this Warrant, for the number of Warrant Shares remaining following such exercise (without giving effect to any adjustment thereto), and shall be subject to adjustment as provided for in this Warrant as of the date hereof. For the purpose of this Agreement, the term "Business Day" shall mean any day which is neither a Saturday or Sunday nor legal holiday on which commercial banks are authorized or required to be closed in the State of New York or the State of Israel.

         1.4. If by the tenth Business Day after a date of exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

         1.5. If by the tenth Business Day after a date of exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to the terms hereof, and if after such tenth Business Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by
(B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant
Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

Section 2. ADJUSTMENTS TO WARRANT PRICE AND WARRANT SHARES

         2.1. General. The number of Warrant Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder in the Exercise Notice, by a fraction, (i) the numerator of which shall be the Initial Warrant Price, and (ii) the denominator of which shall be Warrant Price in effect on the date of such exercise, after giving affect to this Section 2.

         2.2. Adjustments.

              (a) Subdivision or Combination of Ordinary Shares. If the Company shall at any time after the date hereof subdivide its outstanding shares of Ordinary Shares into a greater number of shares (by any share split, share dividend or otherwise), then the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the Company shall at any time after the date hereof combine its outstanding shares of Ordinary Shares into a smaller number of shares (by any reverse share split or otherwise), then the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

              (b) Reorganization or Reclassification. If any capital reorganization or reclassification of the share capital of the Company shall be effected in such a way that Holders of Ordinary Shares shall be entitled to receive shares, securities or assets with respect to or in exchange for Ordinary Shares, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the

Warrant Shares immediately theretofore receivable upon the exercise of this Warrant in full, as the case may be, such shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Ordinary Shares equal to the number of shares of such Ordinary Shares immediately theretofore receivable upon such exercise of this Warrant in full had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              (c) Dividends and Distributions. If the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Warrant Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available by it as aforesaid during such period giving effect to all adjustments called for by this Section 2.

              (d) Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the share capital of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Warrant Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2.2 and Section 2.1 shall not apply in such event. The foregoing provisions of this Section 2.2(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the

Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

Section 3. COVENANTS OF THE COMPANY

         3.1. The Company covenants and agrees that:

              (a) all Ordinary Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment therefore by the Holder, be duly authorized, validly issued, fully paid and nonassessable;

              (b) during the period within which this Warrant may be exercised, it will at all times have authorized and reserved a sufficient number of Ordinary Shares to provide for the exercise of rights represented by this Warrant;

              (c) if any Ordinary Shares reserved or to be reserved to provide for the exercise of this Warrant require registration with or approval of any governmental or self-regulatory authority under any federal or state law or stock exchange or NASDAQ rule before such Shares may be validly issued, then it shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, all as set forth in the Purchase Agreement;

              (d) if it shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or a registration statement pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and shall comply with all other public information reporting requirements the securities and exchange commission (including Rule 144 promulgated by such commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities; and

              (e) it shall not, by amendment to its Articles of Association (whether by way of merger, operation of law, or otherwise) or through other reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Any successor to the Company shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Company hereunder with respect to the Warrants.

Section 4. RESTRICTIONS ON TRANSFER

          4.1. Restrictive Legend.

              (a) This Warrant and the Warrant Shares issuable upon exercise thereof, are subject to certain restrictions on transfer as set forth in the Purchase Agreement. Each certificate representing the Ordinary Shares issued upon exercise of this Warrant and each certificate representing the Ordinary Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH
              SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

              THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE PROVISIONS OF A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

If at any time any securities other than shares of Ordinary Shares shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above. Whenever the legend requirement imposed by the Note and Warrant Purchase Agreement shall terminate, the Holder shall be entitled to receive within five (5) Business Days from the Company, at the Company's expense, a new Warrant certificate or certificates and new share certificates representing the Ordinary Shares issued upon exercise of this Warrant, in each case, without such legends.

Section 5. MISCELLANEOUS

        5.1. Notice of Adjustments.

              (a) In each case of any adjustment or readjustment in the Warrant Price and the Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly thereafter compute such adjustment or readjustment in accordance with the terms of this Warrant and provide written report thereof certified by the Chief Financial Officer of the Company to the Holder stating the number of Warrant Shares and the Warrant Price, after giving effect to such adjustment or readjustment, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

              (b) The Company shall, within (10) days of receipt of a written request by Holder or Holders who retain the right to receive greater than fifty percent (50%) of the Ordinary Shares issuable upon exercise of this Warrant, cause independent certified public accountants of recognized national standing, which may be the regular auditors of the Company, selected by the Company to verify such computations reported pursuant to Section 5.1(a), other than any computation that pursuant to the provisions of this Warrant are to be determined reasonably and in good faith by the Board of Directors. The Company shall promptly prepare, and remit to Holder, a copy of such independent accountant's report setting forth such adjustment or readjustment, showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based.

              (c) The Company shall also keep copies of all such reports generated pursuant to this Section 5.1 at its principal offices and will cause the same to be available for inspection at such offices during normal business hours by Holder any prospective purchaser of this Warrant designated by Holder.

        5.2. Notice of Certain Events. If at any time:

              (a) The Company obtains the Approvals by May 8, 2004;

              (b) the Company shall pay any dividend upon, or make any distribution in respect of, its shares of the Company;

              (c) there shall be any capital reorganization, or reclassification of the share capital, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person;

              (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

              (e) the occurrence of an Acquisition Transaction.

then, in any one or more of said cases, the Company shall give notice to Holder of the date on which (i) the Approvals have been obtained, (ii) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, (iii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, or (iv) the Acquisition Transaction shall take place, as the case may be. Such notice shall be given within five (5) days after the Approvals have been obtained; not less than five (5) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (ii), at least ten (10) days prior to the action in question in the case of an action specified in clause (iii), and at least thirty (30) days prior to the occurrence of an Acquisition Transaction specified in clause (iv).

         5.3. Notice. Any notice that is required or provided to be given under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, facsimile, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or three (3) business days after being sent by internationally overnight delivery providing receipt of delivery, to the following addresses: if to the Company, On Track Innovations Ltd., P.O.B 32, Rosh Pina, Israel, 12000, attn. Oded Bashan, facsimile: (972) 4 6868-000, with a copy to ZAG/S&W LLP, 1 Post Office Square, Boston, MA 02109, attn. Audrey M. Roth, Esq., facsimile: (617) 338-2880; or at any other address designated by the Company, to Holder; if to Holder, at to the address set forth for such Holder in the Purchase Agreement, or at any other address designated by Holder to the Company in writing.

         5.4. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Price or the number of Ordinary Shares, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same Warrant Price and Ordinary Shares as are stated herein and the Warrant Price and such number of Ordinary Shares specified herein shall be deemed to have been so adjusted.

         5.5. Issuance and Transfer Taxes. The issuance of certificates for Ordinary Shares upon any exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereto; provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of Holder or upon any transfer of this Warrant.

         5.6. Exchange of Warrant. This Warrant is exchangeable at no cost to Holder upon the surrender hereof by Holder at such office or agency of the Company, for a new warrant of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

         5.7. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall at no cost to the Holder, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         5.8. Governing Law. This Warrant shall be deemed to be a contract made under, and shall be construed in accordance with, the internal laws of the State of New York, without giving effect to conflict of laws principles thereof.

         5.9. Section Headings; Construction. The descriptive headings in this Warrant have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The parties have participated jointly in the negotiation and drafting of this Warrant and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this

Warrant and the agreements, documents and instruments executed and delivered in connection herewith.

         5.10. Integration. This Warrant, including the exhibits referred to herein, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         5.11. No Rights or Liabilities as Shareholder. Except as expressly set forth herein, nothing contained in this Warrant shall be construed as conferring upon Holder any rights as a shareholder of the Company or as imposing any obligation on Holder to purchase any securities or as imposing any liabilities on Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or creditors of the Company.

         5.12. Waivers and Consents; Amendments.

              (a) For the purposes of this Warrant and all documents executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No covenant or provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision contemplated herein.

              (b) No amendment to this Warrant may be made without the written consent of the Company and a Majority Interest of the Lenders.

              (c) Any actions required to be taken with respect to consents, approvals or waivers required or contemplated to be given by Holder, shall require the vote of a Majority Interest of the Lenders, and any such action by such majority interest vote shall bind all Holders.

         5.13. No Exercise upon Registration. Neither the filing of the registration statement covering the Warrant Shares issued upon conversion of this Warrant nor the effectiveness of such registration statement shall be interpreted to permit the exercise of this Warrant.

         5.14. Certain Definitions. The following terms as used in this Warrant shall have the following meanings:

              (a) "Affiliate" means any person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned person. A person shall be deemed to control another person if such first person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second person, whether through the ownership of voting securities, by contract or otherwise.

              (b) "Continuity Directors" includes any individuals who are members of the Company's Board of Directors as of the date hereof and any individual who subsequently becomes a member of the Company's Board of Directors whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the Continuity Directors.

              (c) "Exercisability Date" means the date when the Approvals were obtained, provided, however, that such date shall be no later than eight months after the date of this Warrant.

         5.15. Other Definitional Provisions.

              (a) Except as otherwise specified herein, all references herein:

                  (i) to any person other than the Company, shall be deemed to include such person's successors and assigns;

                  (ii) to the Company shall be deemed to include the Company's successors; and

                  (iii) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

              (b) When used in this Warrant, the words "herein", "hereof' and "hereunder", and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this Warrant unless otherwise specified.

              (c) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         5.16. Payment of Warrant Price. The Holder may pay the Warrant Price in one of the following manners:

              (a) Cash Exercise. The Holder may deliver immediately available funds; or

              (b) Cashless Exercise. If the Warrant Shares are not registered under an effective registration statement, the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]

           where:

                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant Shares with
                    respect to which this Warrant is being
                    exercised.

                    A = the average of the closing prices for the Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date.

                    B = the Warrant Price.

         For purposes of Rule 144 promulgated under the Securities Act, it is intended that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

         5.17. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company. By written notice to the Company, the Holder may waive the provisions of this Section but
(i) any such waiver will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver will apply only to the Holder and not to any other holder of Warrants.



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized as of the date first written above.



                                         ON TRACK INNOVATIONS LTD.



                                         By:      _____________________________
                                                  Name:
                                                  Title:

                                   SCHEDULE A
                             FORM OF EXERCISE NOTICE

    [To be executed only upon exercise of Warrant pursuant to Section 1.1(a)]


To On Track Innovations Ltd.

         The undersigned registered Holder of the Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ____ Ordinary Shares and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________, whose address is ________________________.

Dated: ________________              _________________________________________
                                     (Signature must conform in all respects to name of Holder as specified on the face of Warrant)


                                    _______________________________________
                                     (Street Address)


                                    _______________________________________
                                     (City) (State)      (Zip Code)

                                   EXHIBIT B-2
                             FORM OF PAYBACK WARRANT

                       WARRANT TO PURCHASE ORDINARY SHARES
                                       OF
                            ON TRACK INNOVATIONS LTD.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE PROVISIONS OF A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 8, 2003, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Warrant No. ___                                               September 8, 2003

         On Track Innovations, Ltd., an Israeli company (the "Company"), hereby certifies that, for value received and pursuant to the Note and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company and the Lenders named therein (the "Purchase Agreement"), ________________ (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the "Holder"), is entitled, subject to the terms and conditions set forth in this warrant (this "Warrant"), to purchase from the Company, at any time or times on or after 5:00 P.M., Israel time on May 8, 2004, if and only if the Approvals (as defined in the Convertible Promissory Notes issued pursuant to the Purchase Agreement) have not been obtained (the "Exercise Date"), until the Expiration Date (as defined below). The Expiration Date of this Warrant shall be the earliest to occur of: (i) 5:00 P.M., Israel time on the third anniversary of the Exercise Date, (ii) the termination of a seven (7) day period after delivery of a written notice by the Company to the Holder of an notice indicating the occurrence of an Acceleration Date (as defined in Section 5.14 below), or (iii) the occurrence of an Acquisition Transaction (as defined in the Convertible Promissory Notes issued pursuant to the Purchase Agreement), __________ duly authorized, validly issued, fully paid, nonassessable shares of Ordinary Shares (as defined below) (the "Warrant Shares"), which shall be adjusted or readjusted from time to time as provided in this Warrant, at an initial purchase price per share equal to $______ (the "Initial Warrant Price"), which shall be adjusted or readjusted from time to time as provided in this Warrant (as adjusted, the "Warrant Price").

         Notwithstanding anything to the contrary herein, if the Approvals, have been obtained by or before May 8, 2004, the Warrant shall not be exercisable at all and shall expire immediately upon obtaining the Approvals.

         This Warrant is one of the warrants to purchase Ordinary Shares (collectively, the "Warrants" such term to include any warrants issued in substitution therefor) issued pursuant to the Purchase Agreement, and the holders of the Warrants shall be collectively referred to herein as the "Holders". The Warrants evidence rights to purchase an aggregate of ________ of the Company's ordinary shares, par value NIS 0.1 per share (each, an "Ordinary Share"), subject to adjustment as provided herein and therein. All capitalized terms used herein and not otherwise defined herein, either within the text in which it first appears or in Section 5.14, shall have the meanings set forth in the Purchase Agreement.

         Section 1. EXERCISE; EXCHANGE OF WARRANT

         1.1. Manner of Exercise; Exchange.

              (a) Exercise. The Holder may exercise this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day on or prior to the Expiration Date, by
(i) delivering to the Company a written notice, in the form attached hereto as Schedule A (the "Exercise Notice"), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss and indemnification undertaking duly executed by the Holder), and (iii) unless the Holder is exercising its cashless exercise option pursuant to the terms hereof, by tendering payment for the shares of Ordinary Shares designated by the Exercise Notice in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or by wire transfer of immediately available funds, or in any combination thereof, of an amount equal to the product of (A) the Warrant Price and (B) the number of Warrant Shares (without giving effect to any adjustment thereof) as to which this Warrant is being exercised.

         1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall be deemed to have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Ordinary Shares shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the Holder or Holders of record thereof.

         1.3. Delivery of Share Certificates Upon Exercise. As soon as practicable after exercise of this Warrant in accordance with this Section 1, but in no event later than ten (10) Business Days (as defined below) after such exercise, the Company shall at its expense, cause to be issued in the name of and delivered to the Holder or, subject to Section 5 of this Warrant, as the Holder may direct: (a) a certificate or certificates for the number of Warrant Shares, determined as provided in Section 2 of this Warrant, to which the Holder shall be entitled upon such exercise and, (b) unless this Warrant has expired or has been exercised in full, a new Warrant (or Warrants) substantially in the form of, and on the terms in, this Warrant, for the number of Warrant Shares remaining following such exercise (without giving effect to any adjustment thereto), and shall be subject to adjustment as provided for in this Warrant as of the date hereof. For the purpose of this Agreement, the term "Business Day" shall mean any day which is neither a Saturday or Sunday nor legal holiday on which commercial banks are authorized or required to be closed in the State of New York or the State of Israel.

         1.4. If by the tenth Business Day after a date of exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

         1.5. If by the tenth Business Day after a date of exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to the terms hereof, and if after such tenth Business Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by
(B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant
Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

         Section 2. ADJUSTMENTS TO WARRANT PRICE AND WARRANT SHARES

         2.1. General. The number of Warrant Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the Holder in the Exercise Notice, by a fraction, (i) the numerator of which shall be the Initial Warrant Price, and (ii) the denominator of which shall be Warrant Price in effect on the date of such exercise, after giving affect to this Section 2.

         2.2. Adjustments.

              (a) Subdivision or Combination of Ordinary Shares. If the Company shall at any time after the date hereof subdivide its outstanding shares of Ordinary Shares into a greater number of shares (by any share split, share dividend or otherwise), then the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the Company shall at any time after the date hereof combine its outstanding shares of Ordinary Shares into a smaller number of shares (by any reverse share split or otherwise), then the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

              (b) Reorganization or Reclassification. If any capital reorganization or reclassification of the share capital of the Company shall be effected in such a way that Holders of Ordinary Shares shall be entitled to receive shares, securities or assets with respect to or in exchange for Ordinary Shares, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of this Warrant in full, as the case may be, such shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Ordinary Shares equal to the number of shares of such Ordinary Shares immediately theretofore receivable upon such exercise of this Warrant in full had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              (c) Dividends and Distributions. If the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Warrant Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares available by it as aforesaid during such period giving effect to all adjustments called for by this Section 2.

              (d) Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the share capital of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Warrant Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2.2 and Section 2.1 shall not apply in such event. The foregoing provisions of this Section 2.2(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

Section 3. COVENANTS OF THE COMPANY

         3.1. The Company covenants and agrees that:

              (a) all Ordinary Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment therefore by the Holder, be duly authorized, validly issued, fully paid and nonassessable;

              (b) during the period within which this Warrant may be exercised, it will at all times have authorized and reserved a sufficient number of Ordinary Shares to provide for the exercise of rights represented by this Warrant;

              (c) if any Ordinary Shares reserved or to be reserved to provide for the exercise of this Warrant require registration with or approval of any governmental or self-regulatory authority under any federal or state law or stock exchange or NASDAQ rule before such Shares may be validly issued, then it shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, all as set forth in the Purchase Agreement;

              (d) if it shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or a registration statement pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and shall comply with all other public information reporting requirements the securities and exchange commission (including Rule 144 promulgated by such commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities; and

              (e) it shall not, by amendment to its Articles of Association (whether by way of merger, operation of law, or otherwise) or through other reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Any successor to the Company shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Company hereunder with respect to the Warrants.

Section 4. RESTRICTIONS ON TRANSFER

         4.1. Restrictive Legend.

              (a) This Warrant and the Warrant Shares issuable upon exercise thereof, are subject to certain restrictions on transfer as set forth in the Purchase Agreement. Each certificate representing the Ordinary Shares issued upon exercise of this Warrant and each certificate representing the Ordinary Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH
              SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

              THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE PROVISIONS OF A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

If at any time any securities other than shares of Ordinary Shares shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above. Whenever the legend requirement imposed by the Note and Warrant Purchase Agreement shall terminate, the Holder shall be entitled to receive within five (5) Business Days from the Company, at the Company's expense, a new Warrant certificate or certificates and new share certificates representing the Ordinary Shares issued upon exercise of this Warrant, in each case, without such legends.

Section 5. MISCELLANEOUS

         5.1. Notice of Adjustments.

              (a) In each case of any adjustment or readjustment in the Warrant Price and the Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly thereafter compute such adjustment or readjustment in accordance with the terms of this Warrant and provide written report thereof certified by the Chief Financial Officer of the Company to the Holder stating the number of Warrant Shares and the Warrant Price, after giving effect to such adjustment or readjustment, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

              (b) The Company shall, within (10) days of receipt of a written request by Holder or Holders who retain the right to receive greater than fifty percent (50%) of the Ordinary Shares issuable upon exercise of this Warrant, cause independent certified public accountants of recognized national standing, which may be the regular auditors of the Company, selected by the Company to verify such computations reported pursuant to Section 5.1(a), other than any computation that pursuant to the provisions of this Warrant are to be determined reasonably and in good faith by the Board of Directors. The Company shall promptly prepare, and remit to Holder, a copy of such independent accountant's report setting forth such adjustment or readjustment, showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based.

              (c) The Company shall also keep copies of all such reports generated pursuant to this Section 5.1 at its principal offices and will cause the same to be available for inspection at such offices during normal business hours by Holder any prospective purchaser of this Warrant designated by Holder.

         5.2. Notice of Certain Events. If at any time:

              (a) The Company obtains the Approvals by May 8, 2004;

              (b) the Company shall pay any dividend upon, or make any distribution in respect of, its shares of the Company;

              (c) there shall be any capital reorganization, or reclassification of the share capital, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person;

              (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

              (e) the occurrence of an Acquisition Transaction;

then, in any one or more of said cases, the Company shall give notice to Holder of the date on which (i) the Approvals have been obtained, (ii) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, (iii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, or (iv) the Acquisition Transaction shall take place, as the case may be. Such notice shall be given within five (5) days after the Approvals have been obtained; not less than five (5) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (ii), at least ten (10) days prior to the action in question in the case of an action specified in clause (iii), and at least thirty (30) days prior to the occurrence of an Acquisition Transaction specified in clause (iv).

         5.3. Notice. Any notice that is required or provided to be given under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, facsimile, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or three (3) business days after being sent by internationally overnight delivery providing receipt of delivery, to the following addresses: if to the Company, On Track Innovations Ltd., P.O.B 32, Rosh Pina, Israel, 12000, attn. Oded Bashan, facsimile: (972) 4 6868-000, with a copy to ZAG/S&W LLP, 1 Post Office Square, Boston, MA 02109, attn. Audrey M. Roth, Esq., facsimile:
(617) 338-2880; or at any other address designated by the Company, to Holder; if to Holder, at to the address set forth for such Holder in the Purchase
Agreement, or at any other address designated by Holder to the Company in writing.

         5.4. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Price or the number of Ordinary Shares, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same Warrant Price and Ordinary Shares as are stated herein and the Warrant Price and such number of Ordinary Shares specified herein shall be deemed to have been so adjusted.

         5.5. Issuance and Transfer Taxes. The issuance of certificates for Ordinary Shares upon any exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereto; provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of Holder or upon any transfer of this Warrant.

         5.6. Exchange of Warrant. This Warrant is exchangeable at no cost to Holder upon the surrender hereof by Holder at such office or agency of the Company, for a new warrant of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

         5.7. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall at no cost to the Holder, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         5.8. Governing Law. This Warrant shall be deemed to be a contract made under, and shall be construed in accordance with, the internal laws of the State of New York, without giving effect to conflict of laws principles thereof.

         5.9. Section Headings; Construction. The descriptive headings in this Warrant have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The parties have participated jointly in the negotiation and drafting of this Warrant and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant and the agreements, documents and instruments executed and delivered in connection herewith.

         5.10. Integration. This Warrant, including the exhibits referred to herein, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         5.11. No Rights or Liabilities as Shareholder. Except as expressly set forth herein, nothing contained in this Warrant shall be construed as conferring upon Holder any rights as a shareholder of the Company or as imposing any obligation on Holder to purchase any securities or as imposing any liabilities on Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or creditors of the Company.

         5.12. Waivers and Consents; Amendments.

              (a) For the purposes of this Warrant and all documents executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No covenant or provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision contemplated herein.

              (b) No amendment to this Warrant may be made without the written consent of the Company and a Majority Interest of the Lenders.

              (c) Any actions required to be taken with respect to consents, approvals or waivers required or contemplated to be given by Holder, shall require the vote of a Majority Interest of the Lenders, and any such action by such majority interest vote shall bind all Holders.

         5.13. No Exercise upon Registration. Neither the filing of the registration statement covering the Warrant Shares issued upon conversion of this Warrant nor the effectiveness of such registration statement shall be interpreted to permit the exercise of this Warrant.

         5.14. Certain Definitions. The following terms as used in this Warrant shall have the following meanings:

              (a) "Acceleration Date" means the date upon which the closing price on the Nasdaq Small Cap Market of Warrants Shares for ten consecutive trading days is at least two times the Initial Warrant Price, provided that there is a registration statement in effect, naming the Holder as selling shareholder thereunder, for the resale of the Warrants Shares.

              (b) "Affiliate" means any person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned person. A person shall be deemed to control another person if such first person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second person, whether through the ownership of voting securities, by contract or otherwise.

              (c) "Continuity Directors" includes any individuals who are members of the Company's Board of Directors as of the date hereof and any individual who subsequently becomes a member of the Company's Board of Directors whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the Continuity Directors.

5.15.    Other Definitional Provisions.

              (a) Except as otherwise specified herein, all references herein:

                  (i) to any person other than the Company, shall be deemed to include such person's successors and assigns;

                  (ii) to the Company shall be deemed to include the Company's successors; and

                  (iii) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

              (b) When used in this Warrant, the words "herein", "hereof' and "hereunder", and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this Warrant unless otherwise specified.

              (c) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         5.16. Payment of Warrant Price. The Holder may pay the Warrant Price in one of the following manners:

              (a) Cash Exercise. The Holder may deliver immediately available funds; or

              (b) Cashless Exercise. The Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

               X = Y [(A-B)/A]

      where:

               X = the number of Warrant Shares to be issued to the Holder.

               Y = the number of Warrant Shares with
               respect to which this Warrant is being
               exercised.

               A = the average of the closing prices for the Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date.

               B = the Warrant Price.

         For purposes of Rule 144 promulgated under the Securities Act, it is intended that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

         5.17. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company. By written notice to the Company, the Holder may waive the provisions of this Section but
(i) any such waiver will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver will apply only to the Holder and not to any other holder of Warrants.



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized as of the date first written above.



                                         ON TRACK INNOVATIONS LTD.



                                         By:      _____________________________
                                                  Name:
                                                  Title:

                                   SCHEDULE A
                             FORM OF EXERCISE NOTICE

    [To be executed only upon exercise of Warrant pursuant to Section 1.1(a)]

To On Track Innovations Ltd.

         The undersigned registered Holder of the Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ____ Ordinary Shares and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________, whose address is _____________________.


Dated: ________________              _________________________________________
                                     (Signature must conform in all respects to name of Holder as specified on the face of Warrant)


                                    _______________________________________
                                     (Street Address)


                                    _______________________________________
                                     (City) (State)      (Zip Code)

                                    EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of the 8th day of September 2003 (this "Agreement") by and between ON TRACK INNOVATIONS LTD., an Israeli company (the "Company"), and the lenders identified on Exhibit 1 hereto (each a "Lender" and together, the "Lenders").

         WHEREAS, the Lenders and the Company have entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") pursuant to which concurrently herewith the Lenders own or have the right to purchase or otherwise acquire shares of the Ordinary Shares (as hereinafter defined) of the Company;

         WHEREAS, the Company and the Lenders deem it to be in their respective best interests to set forth the rights of the Lenders in connection with the public offerings and sales of the Ordinary Shares;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Lender hereby agree as follows:

         SECTION 1. DEFINITIONS.

         As used in this Agreement the following terms shall have the following meanings:

         (a) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         (b) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         (c) "Lenders" means the persons identified on Exhibit 1 hereto.

         (d) "Ordinary Shares" means the ordinary shares of the Company, NIS 0.1 nominal value.

         (e) "Other Shares" means at any time those shares of Ordinary Shares that do not constitute Primary Shares or Registrable Shares.

         (f) "Primary Shares" means at any time the authorized but unissued shares of Ordinary Shares held by the Company in its treasury.

         (g) "Registrable Shares" means Ordinary Shares issuable to the Lenders upon conversion of the Notes and exercise of the Warrants or the Payback Warrants (as the case may be), as such terms are defined in the Purchase Agreement, all as described on Exhibit 1. As to any particular Registrable Shares, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed without volume limitations pursuant to Rule 144(k), or (iii) they shall have ceased to be outstanding.

         (h) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

         (i) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         SECTION 2. REQUIRED REGISTRATION.

         2.1 The Company shall include all the Registrable Shares in the first Form F-1 registration statement under the Securities Act that the Company shall file after the date hereof and in any event no later than 5 business days from the date hereof (the "Registration Statement"), to the extent that all Registrable Shares can be included in such registration statement in accordance with applicable securities laws, and shall use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter but in any event later than 90 days after the date hereof.

         2.2 Notwithstanding the provisions of Section 2.1 above, the Company shall not be obligated to file any registration under the Securities Act except in accordance with the following provisions:

         (a) the Company may delay the filing or effectiveness of any registration statement for a period of up to 90 days if the Company is engaged in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3.

         (b) With respect to any registration pursuant to this Section 2.2(a), the Company shall give notice of such registration to the holders of all Other Shares that are entitled to registration rights and the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                  (i) first, the Registrable Shares;

                  (ii) second, the Primary Shares; and

                  (iii)   third,   the  Other   Shares  which  are  entitled  to
         registration rights.

         (c) At any time before the registration statement covering Registrable Shares becomes effective, the holder/s of a majority of such shares may request the Company to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to an event having material adverse effect on the business, properties, conditions, financial or otherwise, or operations of the Company, the holders shall have used their demand registration right under this Section 2 and the Company shall no longer be obligated to register Registrable Shares pursuant to the exercise of such registration right pursuant to this Section 2, unless the remaining holders shall pay to the Company the expenses incurred by the Company through the date of such request.

         SECTION 3. HOLDBACK AGREEMENT.

         If the Company at any time shall register Ordinary Shares under the Securities Act pursuant to Section 2 for sale to the public pursuant to a firm commitment public offering for proceeds in excess of $5,000,000, the Lenders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those Ordinary Shares included in such registration pursuant to Section 2) as required by any underwriter in connection with such registration, without the prior written consent of the Company, for up to 90 days. The Company shall obtain the agreement of any person permitted to sell Ordinary Shares in a registration to be bound by and to comply with this Section 3 as if such person was a Lender hereunder.

         SECTION 4. PREPARATION AND FILING.

         If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

         (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 365 days or until all of such Registrable Shares have been disposed of (if earlier); it being understood that such registration statement may, in the Company's discretion, be on any form that the Company is eligible to use to register the resale of the Registrable Shares; it being further understood that before or following the effectiveness of a registration statement covering the Registrable Shares, the Company may change to another form of registration statement for which the Company is then eligible to register its securities, provided that at least one registration statement covering the Registrable Shares not yet sold remains effective during such 365 day period or until all of such Registrable Shares have been disposed of (if earlier). In addition, by or before the conclusion of such 365 day period the Company may take such actions for any such registration statement covering Registrable Shares (or, in the Company's discretion, a registration statement on another form that the Company is eligible to use to register its securities) to remain effective for such additional time period as the Company shall decide in its sole discretion;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement (or, in the Company's discretion, a registration statement on another form that the Company is eligible to use to register its securities) effective for a period of 365 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares, or such longer period as is determined by the Company pursuant to Section 4(a) hereof;

         (c) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Lenders reasonably request and do any and all other acts and things that may be reasonably necessary or advisable to enable the Lenders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Lenders; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (c) or to provide any material undertaking or make any changes in its By-laws or Articles of Association which the Board of Directors determines to be contrary to the best interests of the Company or to modify any of its contractual relationships then existing;

         (d) furnish to the Lenders holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Lenders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

         (e) without limiting subsection (c) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Lenders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

         (f) notify the Lenders holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of an Lender, prepare and furnish to such Lender a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (g) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters addressed to the Company and any selling Lender in customary form and at customary times and covering matters of the type customarily covered by cold comfort benefits;

         (h) use its best efforts to obtain from its counsel an opinion or opinions in customary form addressed to the Company and any selling Lender;

         (i) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

         (j) issue to any underwriter to which the Lenders may sell shares in such offering certificates evidencing such Registrable Shares;

         (k) list such Registrable Shares on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), and any other national securities exchange on which any shares of the Ordinary Shares are listed;

         (l) subject to all the other provisions of this Agreement, use its best efforts to take all other steps accessory to effect the registration of such Registrable Shares contemplated hereby.

         The Lenders, upon receipt of any notice from the Company of any event of the kind described in Section 4(f) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until the Lenders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) hereof, and, if so directed by the Company, the Lenders shall deliver to the Company all copies, other than permanent file copies then in the Lenders' possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

         SECTION 5. EXPENSES

         All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this
Section 5) incurred by the Company in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

         SECTION 6. INDEMNIFICATION.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Lender, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse each Lender, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by an Lender or his counsel or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Lender, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such Lender, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Lenders, jointly and severally, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 6) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each representative of the Company, including the Company's counsel, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 6, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnified party on account of this Section 6. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

         (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

         SECTION 7. UNDERWRITING AGREEMENT.

         Notwithstanding the provisions of Sections 3, 4 and 5, to the extent that the Lenders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control; provided, however, that any such agreement to which the Company is not a party shall not be binding upon the Company. No holder may participate in any underwritten registration hereunder unless such holder (a) agrees to such holder's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

         SECTION 8. INFORMATION BY HOLDER.

         Each Lender shall furnish to the Company such written information regarding such Lender and the distribution proposed by the Lender as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 9. EXCHANGE ACT COMPLIANCE.

         The Company shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Company) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Ordinary Shares. The Company shall cooperate with the Lenders in supplying such information as may be necessary for the Lenders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         SECTION 10. NO CONFLICT OF RIGHTS

         The Company shall not, after the date hereof, grant any registration rights that prohibit the registration rights granted hereby.

         SECTION 11. TERMINATION.

         This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding; provided that Sections 5 and 6 shall survive any termination of this Agreement.

         SECTION 12. SUCCESSORS AND ASSIGNS.

         This Agreement shall bind and inure to the benefit of the Company and the Lenders and, subject to Section 13, the respective successors and assigns of the Company and the Lenders.

         SECTION 13. ASSIGNMENT.

         A Lender may assign his rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Lender whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Lender herein and had originally been a party hereto.

         SECTION 14. ENTIRE AGREEMENT

         This Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement between the each of the Lenders and the Company with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         SECTION 15. NOTICES.

         Any notice that is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, facsimile, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or three (3) business days after being sent by internationally overnight delivery providing receipt of delivery, to the following addresses: if to the Company, On Track Innovations Ltd., P.O.B 32, Rosh Pina, Israel, 12000, attn. Oded Bashan, facsimile: (972) 4 6868-000, with a copy to ZAG/S&W LLP, 1 Post Office Square, Boston, MA 02109, attn. Audrey M. Roth, Esq., facsimile: (617) 338-2880; or at any other a ddress designated by the Company, to the Lenders; if to a Lender, to its address listed on Schedule 1 or at any other address designated by the Lender to the Company in writing.


         SECTION 16. MODIFICATIONS; AMENDMENTS; WAIVERS.

         The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to writing signed by the Company and the Lenders.

         SECTION 17. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         SECTION 18. HEADINGS.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 19. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed wholly therein.




                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.


ON TRACK INNOVATIONS LTD.

By:____________________________

     Name: ____________________

     Title: ___________________


PLATINUM PARTNERS VALUE ARBITRAGE FUND      PLATINUM GLOBAL MACRO FUND

By:____________________________             By:____________________________

     Name: ____________________                 Name: _____________________

     Title: ___________________                 Title: ____________________


WEST END CONVERTIBLE FUND L.P.              WEC PARTNERS LLC

By:____________________________             By:____________________________

     Name: ____________________                Name: ______________________

     Title: ___________________                Title: _____________________


MICHAEL H. WEISS

By:____________________________

     Name: ____________________

     Title: ___________________


                                                          SCHEDULE 1


LENDERS AND ADDRESS                      LOAN                     WARRANTS                PAYBACK
                                                                                          WARRANTS


PLATINUM PARTNERS VALUE ARBITRAGE FUND   $500,000                 90,000                  235,294
c/o Platinum Partners LLC
152 West 57th Street
54th Floor
New York, New York 10019
Tel. 212-581-0500 Fax. 212-581-0002

PLATINUM GLOBAL MACRO FUND               $250,000                 45,090                  117,647
c/o Platinum Partners LLC
152 West 57th Street
54th Floor
New York, New York 10019
Tel. 212-581-0500 Fax. 212-581-0002

WEST END CONVERTIBLE FUND L.P.            $75,000                 13,500                   35,294
c/o WEC Partners LLC
145 Huguenot Street
Suite 404
New Rochelle, NY 10801
Tel. 914-831-9950
Fax. 914-632-9797

WEC PARTNERS LLC                          $75,000                 13,500                   35,294
145 Huguenot Street
Suite 404
New Rochelle, NY 10801
Tel. 914-831-9950
Fax. 914-632-9797

MICHAEL H. WEISS                          $99,000                 17,820                   46,588
25 Briarwood Lane
Lawrence, NY 11559
Tel. 516-569-7492
Fax. 516-569-7492

                                    EXHIBIT D
                               VOTING UNDERTAKING

                               VOTING UNDERTAKING


         Reference is made to Section 6.5 of a certain Note and Warrant Purchase Agreement dated the date hereof, by and between On Track Innovations Ltd., an Israeli company (hereinafter referred to as the "Company") and certain lenders (the "Purchase Agreement").

         The undersigned, [Oded Bashan/Ronnie Gilboa], in consideration of the sum of $1.00, hereby undertakes in respect of all his Ordinary Shares of the Company, that he now or hereafter may own or hold, including, without limitation, to use his right, as a shareholder, to demand the call by any proper officer of the Company pursuant to the provisions of its articles of association, memorandum of association or other organizational documents and as permitted by law of a meeting of its shareholders and at any meeting of shareholders, annual, general or special, and to vote for the approval and all other actions, in his capacity as a shareholder, in connection with the conversion of the Notes and the exercisability of the Warrants (as such terms are defined in the Purchase Agreement) (the "Transaction").

         This undertaking shall expire upon the earlier to occur of (i) obtaining the shareholders' approval required for the Transaction and (ii) May 8, 2004.

         For the avoidance of doubt, this undertaking shall not bind in any way the undersigned's actions in his capacity as an officer and a member of the board of directors of the Company, and in exercising his duties and obligations as an officer and member of the board of directors of the Company, this undertaking shall not bind the undersigned in any manner.

         IN WITNESS WHEREOF, the undersigned has executed this Undertaking this 8 day of September, 2003.

                                             Name:_______________________

                                             By:____________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT E
                                  FORM OF PROXY

                                IRREVOCABLE PROXY

         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint Oded Bashan, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the Ordinary Shares of On Track Innovations Ltd., an Israeli company (hereinafter referred to as the "Company"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Company pursuant to the provisions of its articles of association, memorandum of association or other organizational documents and as permitted by law of a meeting of its shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Company and/or the liquidation and dissolution of the Company; giving and granting to his said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof. Notwithstanding the foregoing, this Proxy shall not extend to any votes or acts in which the shares subject hereto could not be legally voted under any applicable law or regulation.

         This Proxy is given to Oded Bashan in consideration of the performance of the Note and Warrant Purchase Agreement dated the date hereof, by and between the undersigned and other lenders and the Company, and this Proxy shall not be revocable or revoked by the undersigned and shall be binding upon his successors and assigns, provided, however, that this Proxy shall be null and void and shall have no force and effect, in respect of such Ordinary Shares (and no other securities) so sold by the undersigned in an arm's length sale (in good faith) to a party other than an Affiliate (as defined in Rule 144 under the Securities Act of 1933, as amended) below) of the Lender providing this Proxy. This Proxy may not be assigned by Oded Bashan.

         The undersigned shall execute and deliver such additional documents and instruments as the Company or Oded Bashan may require to confirm the grant hereby, including, without limitation, such instruments as may be necessary or appropriate under Israeli law; provided that under no circumstances shall the undersigned be required to deliver any of its Ordinary Shares or provide stock powers in connection with this proxy.

         IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 8th day of September, 2003.


                                              Name:_______________________

                                              By:_________________________
                                                   Name:
                                                   Title: